EXHIBIT 10c6




Schedule identifying substantially identical agreements, among Fortune Brands, Inc. ("Fortune") and The Chase Manhattan Bank, et al., establishing a trust in favor of each of the following persons, to the Agreement and the Amendments thereto constituting Exhibits 10c2, 10c3, 10c4 and 10c5 to the Annual Report on Form 10-K of Fortune for the Fiscal Year ended December 31, 1998
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                                               Name
                                               ----

                                         Thomas C. Hays
                                         Norman H. Wesley
                                         John T. Ludes
                                         Dudley L. Bauerlein, Jr.
                                         Craig P. Omtvedt
                                         Mark A. Roche
                                         Robert J. Rukeyser